UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 16, 2009

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Bridge Loan Agreement.

Effective December 16, 2009, Granite City Food & Brewery Ltd. (the “Company”) entered into an amendment to the bridge loan agreement dated March 30, 2009 with investors named therein.  The bridge loan agreement originally provided for $1,000,000 of partially convertible debt financing for the Company, and was described on the Company’s Current Report on Form 8-K filed April 3, 2009, which is incorporated herein by reference.  The Company closed on $800,000 of the debt.  The closing date on the remainder of the amount committed was extended by reason of successive amendments through December 16, 2009.  The December 16, 2009 amendment provides, among other things, that the amount loaned under the bridge loan agreement will be decreased to $800,000 from $1,000,000.  Under the existing agreement, indebtedness under the bridge loan agreement was to be repaid in six (6) monthly installments, commencing in April 2010.  Pursuant to the amendment, payment of principal and interest are restructured as follows:

(a)  The principal amount outstanding under the loans shall be payable as follows:  (i) six installments of Nine Thousand Dollars ($9,000.00) each shall be payable on January 1, 2010, and on the first day of each month thereafter including June 1, 2010; (ii) the remaining principal amount outstanding shall be payable in twelve (12) equal monthly installments commencing on January 1, 2011 and on the first day of each month thereafter, with the final installment of any unpaid principal due on December 1, 2011.

(b)  Interest accrued shall be treated as follows:  (i) accrued and unpaid interest shall be added to the principal amount outstanding under the loans on July 1, 2009, October 1, 2009 and January 1, 2010; (ii) accrued interest shall be payable quarterly in arrears on April 1, 2010, October 1, 2010 and January 1, 2011; and (iii) accrued interest shall be payable monthly in arrears commencing on February 1, 2011 and on the first day of each month thereafter; with a final payment of any accrued and unpaid interest due on December 1, 2011 with the final payment of principal.

Amendment No. 7 is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: December 22, 2009	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1

Amendment No. 7 to Bridge Loan Agreement by and among Granite City Food & Brewery Ltd., Granite City Restaurant Operations, Inc., Harmony Equity Income Fund, L.L.C. and Harmony Equity Income Fund II, L.L.C. dated December 16, 2009.